UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant  |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                            HARKEN ENERGY CORPORATION
               --------------------------------------------------
                (Name of Registrant as Specified in its Charter)

      (Name of Person(s) Filing Proxy Statement, if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|   No fee required
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule, or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:

                            HARKEN ENERGY CORPORATION

                           180 State Street, Suite 200
                             Southlake, Texas 76092

                  NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 23, 2004

      Notice is hereby  given  that the  Annual  Meeting  of  Stockholders  (the
"Annual  Meeting")  of  Harken  Energy  Corporation,   a  Delaware   corporation
("Harken"), will be held at the Omni Houston Hotel - Westside, 13210 Katy Freeway, Houston, Texas 77079 on June 23, 2004 beginning at 8:00 a.m. local time for the following purposes:

      1. To elect five directors to serve until the next annual meeting of stockholders, or until their successors are duly elected and qualified;

      2. To approve an amendment to Harken's Certificate of Incorporation to increase the number of shares of Harken's Common Stock, par value $0.01, authorized for issuance from 275,000,000 to 325,000,000; and

      3. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

      The Board of Directors recommends that you vote in favor of each of the proposals described in this Proxy Statement.

      The Board of Directors has fixed the close of business on May 24, 2004 as the date of record for determining the stockholders entitled to notice of and to vote, either in person or by proxy, at the Annual Meeting and any adjournment or postponement thereof.

      Harken's 2003 Annual Report to Stockholders, a Proxy Statement containing information relating to the matters to be acted upon at the Annual Meeting and a form of Proxy accompany this Notice.

      You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend, you are urged to date, sign and promptly return your proxy so that your shares may be voted in accordance with your wishes and in order that the presence of a quorum may be assured. Your vote is important. The giving of a proxy does not affect your right to revoke it later or vote your shares in person if you should attend the Annual Meeting.

      If you plan to attend the Annual Meeting, please note that this is a stockholders' meeting and attendance will be limited to stockholders of Harken or their qualified representatives. Each stockholder may be asked to present valid picture identification, such as a driver's license or passport. Stockholders holding stock in brokerage accounts ("street name" holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Qualified representatives of a stockholder must have identification as well as a properly executed proxy from the stockholder they are representing. Cameras, recording devices and other electronic devices will not be permitted at the Annual Meeting.

                                          By Order of the Board of Directors

                                          Elmer A. Johnston

                                          Secretary

Southlake, Texas


__________________, 2004

                            HARKEN ENERGY CORPORATION

                           180 State Street, Suite 200
                             Southlake, Texas 76092

                         ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 23, 2004

      The accompanying proxy is solicited on behalf of the Board of Directors of Harken Energy Corporation, a Delaware corporation ("Harken"), in connection with the Annual Meeting of Stockholders (the "Annual Meeting"), which will be held at the Omni Houston Hotel - Westside, 13210 Katy Freeway, Houston, Texas, 77079 on June 23, 2004 at 8:00 a.m. local time, and any adjournments or postponements thereof, for the purposes set forth in the accompanying notice. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders of record on or about _________________, 2004.

                        RECORD DATE AND VOTING SECURITIES

      The Board of Directors has fixed the close of business on May 24, 2004 as the record date for determining the holders of common stock, $.0l par value per share, of Harken ("Common Stock") entitled to notice of and to vote, either in person or by proxy, at the Annual Meeting. The shares of Common Stock are the only shares of capital stock entitled to vote at the Annual Meeting. On May 24, 2004, Harken had 201,779,187 shares of Common Stock outstanding.

                          RECOMMENDATIONS OF THE BOARD

      Unless a stockholder gives other instructions on the proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the Board of Directors. The Board recommends a vote:

      Proposal One:  FOR  the  election  of  the  five  nominees  named  in this
                     Proxy Statement as the Board of Directors of Harken to hold office until the next annual meeting of stockholders, or until their successors are duly elected and qualified.

      Proposal Two:  FOR an amendment  of  Harken's Certificate of Incorporation that would increase the number of authorized shares from two hundred seventy-five million (275,000,000) to three hundred twenty-five million (325,000,000) shares.

                                QUORUM AND VOTING

      Each share of Common Stock is entitled to one vote. The presence, in person or represented by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes (i.e., shares held by a broker for its customers that are not voted because the broker does not receive instructions from the customer or because the broker does not have discretionary voting power with respect to the proposal under consideration) are counted for purposes of determining whether a quorum is present.

      The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked "Withhold All" with respect to the election of directors will not be voted with respect to any of the directors, although it will be counted for the purpose of determining whether there is a quorum. A properly executed proxy marked "For All Except" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for the purpose of determining whether there is a quorum. Abstentions and broker non-votes will have no effect on the election of nominees to the Board of Directors.

      The proposal to increase the number of authorized shares of Common Stock requires the affirmative vote of the holders of a majority of the outstanding voting stock.

      If any other matters are properly presented at the Annual Meeting for consideration, the individuals named as proxies and acting thereunder will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. At the date this Proxy Statement went to press, we did not know of any matters other than those described in this Proxy Statement to be presented at the Annual Meeting.

                               PROXY SOLICITATION

      The expense of any solicitation of proxies will be borne by Harken. Harken's directors, executive officers and other employees may solicit proxies in person or by mail or telephone. Harken will request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of Common Stock held of record by such persons, and Harken will reimburse such entities for their reasonable out-of-pocket expenses.

                               REVOCATION OF PROXY

      Any stockholder returning the accompanying Proxy may revoke such Proxy at any time prior to its exercise by: (a) giving written notice to the Secretary of Harken of such revocation; (b) voting in person at the meeting; or (c) executing and delivering to the Secretary of Harken a later dated Proxy. If the Annual Meeting is postponed or adjourned, your proxy will remain valid and may be voted at the postponed or adjourned meeting. You still will be able to revoke your proxy until it is voted.

                            OWNERSHIP OF COMMON STOCK

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      As of May 24, 2004, Harken had 201,779,187 shares of Common Stock outstanding. As of that date, the only persons known by Harken to beneficially own five percent (5%) or more of the outstanding shares of Common Stock (or potentially own five percent (5%) or more of the outstanding shares of Common Stock upon conversion of convertible securities of Harken) were:

                                                                   PERCENT
NAME                                           SHARES             OWNERSHIP
----                                           ------             ---------
Lyford Investments Enterprises Ltd.
720 5th Avenue, 9th Floor

New York, New York  10019                    61,430,513              30.44%

SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT

      The following table sets forth information, as of May 24, 2004, regarding the number of shares of Common Stock beneficially owned by directors and executive officers that are named in the summary compensation table below, and all of Harken's named directors and executive officers as a group.


                                                                          NUMBER OF
                                                                           SHARES
                                                                        BENEFICIALLY     PERCENT OF
NAME                                                                        OWNED          CLASS
----                                                                    ------------    ----------
Michael M. Ameen, Jr.                                                       10,127            *
James W. Denny, III                                                          9,801            *
Mikel D. Faulkner                                                          200,000            *
Elmer A. Johnston                                                                0            *
Dr. J. William Petty                                                        27,767            *
Alan G. Quasha                                                                   0 (1)        *
H.A. Smith                                                                  25,905            *
Stephen C. Voss                                                              1,000            *
Anna M. Williams                                                                 0            *
All directors and executive officers as a group (9 persons)                274,600            *

--------------------
*     Less than 1%

(1) Does not include 61,430,513 shares held by Lyford Investments Enterprises Ltd. Mr. Quasha represents Lyford Investments Enterprises Ltd. on the Board of Directors of Harken.

               INFORMATION CONCERNING THE BOARD AND ITS COMMITTEES

      During 2003, the Board of Directors held three regularly scheduled meetings. The Board of Directors also acted by unanimous written consent nineteen times. During 2003, each current member of the Board of Directors attended at least seventy-five percent (75%) of the total number of meetings of the Board of Directors and Committees on which he served, with the exception of Mr. Ameen. Each person who was a director or director nominee on February 17, 2004, attended the 2003 Annual Meeting.

      The Board of Directors has standing Audit, Compensation and Nominating Committees, which are described below.

      Audit Committee. The Audit Committee consists of Dr. J. William Petty, who chairs the Audit Committee, and Messrs. Ameen and Smith, all of whom have been determined by the Board of Directors to be "independent" as defined in the listing standards of the American Stock Exchange. In addition, each of Messrs. Petty, Ameen and Smith meet the independence requirements for audit committee membership under existing SEC rules. The Board of Directors has determined that Dr. Petty is an "audit committee financial expert" as defined by Item 401(h) of Regulation S-K of the Securities Exchange Act of 1934. The Audit Committee operates under a written charter adopted by the Board of Directors in February 2003. The Audit Committee assists the Board of Directors in fulfilling its oversight of the quality and integrity of the Company's financial statements and the Company's compliance with legal and regulatory requirements. The Audit Committee is responsible for retaining and, as necessary, terminating, the independent auditors, annually review the qualifications, performance and independence of the independent auditors and the audit plan, fees and audit results, an pre-approves audit and non-audit services to be performed by the auditors and related fees. The Audit Committee held eight meetings during 2003.

      Compensation Committee. The Compensation Committee is comprised of Mr. Ameen, who chairs the Compensation Committee, and Messrs. Petty and Smith. The Compensation Committee is responsible for making and setting compensation for the chief executive officer of Harken and adopted the Report on Executive Compensation which appears on page 11. During 2003, the Compensation Committee held one meeting.

      Nominating Committee. The Nominating Committee is comprised of Mr. Smith, who chairs the Nominating Committee, and Messrs. Ameen and Petty. Each of the members of the Nominating Committee is "independent", as independence is defined in Section 121 of the Rules of the American Stock Exchange. The Nominating
Committee has not adopted a written charter. During 2003, the Nominating Committee did not meet, but acted by unanimous written consent once.

      The Nominating Committee considers nominations for the Board of Directors, develops and reviews background information for candidates, and makes recommendations to the Board of Directors with respect to candidates for directors proposed by stockholders. The Nominating Committee identifies nominees for director through recommendations from directors, officers and stockholders. When evaluating nominees for director, the Nominating Committee considers several factors including, the nominee's ability to devote adequate time to the duties and responsibilities of the Board of Directors and the nominee's education and professional experience.

      Code of Ethics. Harken has adopted a Code of Ethics for the Chief Executive Officer and Chief Financial Officer. A copy of the Code of Ethics has been filed as an exhibit to Harken's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

      Communicating with the Board. Stockholders may communicate with the Board by writing to:

      Board of Directors
      c/o Secretary
      Harken Energy Corporation
      180 State Street, Suite 200
      Southlake, Texas 76092

                            COMPENSATION OF DIRECTORS

      In 2003, each non-employee director of Harken received an annual retainer of $20,000 plus $2,000 for attendance at each regular meeting. In addition, directors serving on committees received $4,000 for chairmanship and $1,000 per committee meeting attended. Except for the compensation described in the preceding two sentences, non-employee directors did not receive any additional fees for meetings attended.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On October 21, 1997, Harken loaned Stephen C. Voss, Managing Director, Global Energy Development PLC, $80,000 at an interest rate of 7% per annum. This loan was a recourse loan secured by options to purchase Common Stock granted to Mr. Voss. In December 2003, Harken agreed to forgive repayment of the $80,000 loan effective as of January 2004. The outstanding principal balance of such loan was $80,000 and such loan was payable on demand.

     In April 2003, Lyford purchased $1,980,000 principal amount of 5% European Notes in a privately negotiated transaction with the holders of those notes. Pursuant to the redemption of the 5% European Notes in May 2003 for shares of common stock, Lyford received approximately 6.7 million shares of Harken common stock for redemption of the 5% European Notes it held.

                          EXECUTIVE OFFICERS OF HARKEN

      The officers of Harken are elected annually by the Board of Directors following each Annual Meeting of Stockholders, or as soon thereafter as practicable. Each officer holds office until the earlier of such time as his or her successor is duly elected and qualified, or his or her death, resignation or removal from office. Any officer elected or appointed by the Board of Directors may be removed by the Board of Directors whenever, in its judgment, the best interests of Harken will be served thereby, but such removal will be without prejudice to the contract rights, if any, of the person so removed.

      The executive officers of Harken, their ages and positions held with Harken and their business experience for the past five years are:

Name                     Age       Position Held with Harken
----                     ---       -------------------------
Alan G. Quasha            54       Chairman of the Board of Directors
Mikel D. Faulkner         54       Chief Executive Officer, President and Director
Stephen C. Voss           55       Managing Director, Global Energy Development PLC
James W. Denny, III       56       Chief Executive Officer and President, Gulf Energy Management Company
Anna M. Williams          33       Vice President and Chief Financial Officer
Elmer A. Johnston         43       Vice President - General Counsel and Secretary

      Alan G. Quasha has served as Chairman of the Board of Harken since March 31, 2003. Mr. Quasha previously served as Chairman of the Board of Harken from June 1983 to February 1991. He has served as President of Quadrant Management, Inc., an investment management company, since 1988. Mr. Quasha also has served as a director of Compagnie Financiere Richemont SA, a Swiss luxury goods company, since its formation in 1988, and American Express Funds, the mutual fund arm of American Express Company, since May 2002. From April 1994 to April 1997, he served as a governor of the American Stock Exchange.

      Mikel D. Faulkner has served as a director and Chief Executive Officer of Harken since 1982 and as President since March 31, 2003. Mr. Faulkner has previously served as Chairman of the Board of Harken from February 1991 until March 31, 2003 and President of Harken from 1982 until 1993. From April 2002 to the present, Mr. Faulkner has served as Chairman of Harken's subsidiary, Global Energy Development plc ("Global").

      Stephen C. Voss has served as Managing Director of Global Energy Development plc since March 2002. Mr. Voss previously served as a director of Harken from 1997 to March 31, 2003, and Vice Chairman of the Board of Harken from May 2000 to November 2001. From September 1998 to May 15, 2000, Mr. Voss served as Executive Vice President and Chief Operating Officer of Harken and from 1990 to September 1998 as Senior Vice President of Harken.

      James W. Denny, III has served as Chief Executive Officer and President of Gulf Energy Management Company, a wholly owned subsidiary of Harken, since January 2004. From October 1999 to March 2003, Mr. Denny served as Executive Vice President - Operations, and until December 31, 2003 as Vice President - Operations, of Harken. From 1998 to October 1999, Mr. Denny served as Senior Engineer/Operations Manager for XPLOR Energy, Inc., a private oil and gas exploration company that merged with and became a subsidiary of Harken in 1999.

      Anna M. Williams has served as Vice President and Chief Financial Officer of Harken since March 31, 2003. From June 2001 to April 2003, Ms. Williams served as Executive Vice President--Finance and Chief Financial Officer. Ms. Williams served as Senior Vice President - Finance and Chief Financial Officer from June 2000 to June 2001, as Vice President - International Finance from 1998 to 2000 and as International Finance Manager from 1996 to 1998.

      Elmer A. Johnston has served as Vice President--General Counsel and Secretary of Harken since March 31, 2003 and as Senior Counsel to Global since March 2002. From 1998 to 2002, Mr. Johnston served as Assistant General Counsel of Harken.

EQUITY COMPENSATION PLAN INFORMATION

      The following table sets forth, as of December 31, 2003, certain information related to Harken's compensation plans under which shares of its common stock are authorized for issuance:

----------------------------------------------------------------------------------

                                                            NUMBER OF SECURITIES
                             NUMBER OF                      REMAINING AVAILABLE
                           SECURITIES TO                    FOR FUTURE ISSUANCE
                          BE ISSUED UPON      WEIGHTED          UNDER EQUITY
PLAN CATEGORY               EXERCISE OF    EXERCISE PRICE    COMPENSATION PLANS
                            OUTSTANDING    OF OUTSTANDING  (EXCLUDING SECURITIES
                              OPTIONS         OPTIONS      REFLECTED IN COLUMN (A))
                                (A)             (B)                (C)
----------------------------------------------------------------------------------
Equity compensation                 6,000           $21.40              2,246,500
plans approved by
security holders
----------------------------------------------------------------------------------


Harken has no compensation plans under which its equity securities are authorized for issuance that have not been approved by its stockholders. As of May 24, 2004, there were no outstanding options.

                       COMPENSATION OF EXECUTIVE OFFICERS

      The following table sets forth certain information regarding the compensation paid during fiscal years 2003, 2002 and 2001 to Harken's Chief Executive Officer and Harken's four most highly compensated executive officers other than the Chief Executive Officer (the "named executive officers"). Please see the Report on Executive Compensation below.

                                                                                               LONG TERM
                                                             Annual Compensation             COMPENSATION
                                                             -------------------            ---------------
                                               Fiscal                                      Securities Underlying        All Other
Name and Principal Position                     Year         Salary $         Bonus $         Options/SARs         Compensation ($)
                                                ----         --------         -------         ------------         ----------------
Alan D. Quasha ...............................  2003           --             250,000                --                     --
Chairman of the Board of Directors              2002           --                  --                --                     --
                                                2001           --                  --                --                     --

Mikel D. Faulkner ............................  2003        298,190(1)      200,000                  --                 7,787(2)
President and Chief Executive Officer           2002        229,090(1)        9,150                  -- (3)             4,831(2)
                                                2001        301,442(1)        2,414                  --                 2,983(2)

James W. Denny, III ..........................  2003        175,571(1)        84,000                 --                 7,428(2)
Chief Executive Officer                         2002        160,000            2,429                 --                 3,567(2)
Gulf Energy Management Company                  2001        175,000              521                  --                2,970(2)

Stephen C. Voss ..............................  2003        173,307(1)        20,000               --                   7,302(2)
Managing Director,                              2002        214,887(1)         2,546               -- (4)               6,347(2)
Global Energy Development PLC                   2001        233,269(1)        25,000               --                   2,983(2)

 Anna M. Williams ............................  2003      144,194(1)          60,000               --                   4,404(2)
Chief Financial Officer                         2002      137,667(1)            --                 --                     744(2)
                                                2001      144,750(1)            --                 --                   1,917(2)

----------------------------------------------

(1)   Includes unused vacation time as follows:

      -------------------------------------------------------------------------------------
      (Dollars)                      2003                 2002                2001
      -------------------------------------------------------------------------------------
      Mikel Faulkner                        13,190              9,866               16,442
      -------------------------------------------------------------------------------------
      James W. Denny                        10,571
      -------------------------------------------------------------------------------------
      Stephen C. Voss                        2,307             39,137                8,269
      -------------------------------------------------------------------------------------
      Anna M. Williams                       4,194              5,167                4,750
      -------------------------------------------------------------------------------------


(2)   Includes 401(k) matches as follows:

      -------------------------------------------------------------------------------------
      (Dollars)                      2003                 2002                2001
      -------------------------------------------------------------------------------------
      Mikel Faulkner                         7,000              4,500                2,625
      -------------------------------------------------------------------------------------
      James W. Denny                         7,000              3,000                2,625
      -------------------------------------------------------------------------------------
      Stephen C. Voss                        6,840              6,000                2,625
      -------------------------------------------------------------------------------------
      Anna M. Williams                       4,045                665                1,831
      -------------------------------------------------------------------------------------


      Includes group term life premiums as follows:

      -------------------------------------------------------------------------------------
      (Dollars)                      2003                 2002                2001
      -------------------------------------------------------------------------------------
      Mikel Faulkner                           787                331                  358
      -------------------------------------------------------------------------------------
      James W. Denny                           428                567                  345
      -------------------------------------------------------------------------------------
      Stephen C. Voss                          462                347                  358
      -------------------------------------------------------------------------------------
      Anna M. Williams                         359                 79                   86
      -------------------------------------------------------------------------------------

(3) Excludes 1,400,000 options to purchase Global Energy Development plc ordinary shares at 50 pence (British Sterling) granted by Global Energy Development plc, a subsidiary of Harken. Approximately 466,667 of these options vested on each of January 31, 2003 and January 31, 2004 and an additional 466,667 will vest on January 31, 2005.

(4) Excludes 840,000 options to purchase Global Energy Development plc ordinary shares at 50 pence (British Sterling) granted by Global Energy Development plc, a subsidiary of Harken. Approximately 280,000 of these options vested on each of January 31, 2003 and January 31, 2004 and an additional 280,000 will vest on January 31, 2005.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

      There were no grants of options or stock appreciation rights made to any of Harken's executive officers during 2003.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR END OPTION/SAR VALUES

      None of the named executive officers exercised any options during, or held unexercised options as of, the fiscal year ended December 31, 2003.

                         CHANGE-IN-CONTROL ARRANGEMENTS

      On April 1, 2002 (but effective as of December 30, 1999), Harken and Mikel
D. Faulkner entered into that certain Amended and Restated Agreement Regarding Compensation in the Event of Change in Control (the "Change in Control Agreement"), which was negotiated and approved by the Compensation Committee. The Change in Control Agreement provided that in the event of a Change in Control of Harken, Harken would pay to Mr. Faulkner within thirty days' of such event, in addition to any other payments owing to Mr. Faulkner, a cash payment equal to thirty (30) times Mr. Faulkner's regular monthly salary which was last paid prior to the month in which such Change in Control event occurred.

      Pursuant to the Change in Control Agreement, a "Change in Control" was defined as including: the sale of all or substantially all of the assets of Harken; a transaction which results in more than fifty percent (50%) of the voting stock of Harken being owned by a person or party other than the person or party who owned or held such shares prior to such transaction; a "person" or "group" (within the meaning of Sections 13(d) or 14(d)(2) of the Securities Exchange Act of 1934), being or becoming the beneficial owner of more than fifty percent (50%) of the voting stock of Harken outstanding; the liquidation or dissolution of Harken; any other event or series of events that results in a change or right to change a majority of the members of Harken's Board of Directors; and any event which causes the triggering of or a Change in Control to occur under Harken's Stockholder Rights Plan. Under Harken's Stockholder Rights Plan, a triggering event occurs whenever any person (other than an employee stock option plan) becomes the beneficial owner of 15% or more of the shares of Common Stock then outstanding.

      Mr. Faulkner waived the application of the "Change in Control" provisions of the Change in Control Agreement in connection with (i) the rights offering of Harken and related standby purchase agreement, (ii) the redemption of the 5% European Notes as well as the issuance of such number of shares of common stock associated with such redemption, (iii) the issuance of 7% European Notes in exchange for outstanding securities of Harken, and (iv) past capital restructuring transactions. On July 11, 2003, Mr. Faulkner terminated and surrendered the Change of Control Agreement.

      On June 17, 2002, Harken entered into a Severance Agreement with James W. Denny, III, which was negotiated and approved by the Compensation Committee. The Severance Agreement provides that in the event Mr. Denny is involuntarily terminated by Harken during the term of the Severance Agreement, Harken will pay Mr. Denny, in addition to any other payments owing to Mr. Denny, an amount equal to nine months' salary (which salary shall be deemed to be the greater of Mr. Denny's salary at the time of involuntary termination or his salary as of June 17, 2002). In April 2003, Harken agreed to extend the term of this Severance Agreement through June 17, 2004.

     On June 17, 2002, Harken entered into a Severance Agreement with Anna M. Williams, which was negotiated and approved by the Compensation Committee. This Severance Agreement provides that in the event Ms. Williams is involuntarily terminated by Harken during the term of the Severance Agreement, Harken will pay Ms. Williams, in addition to any other payments owing to Ms. Williams, an amount equal to nine months' salary (which salary shall be deemed to be the greater of Ms. Williams' salary at the time of involuntary termination or her salary as of June 17, 2002). In April 2003, Harken agreed to extend the term of this Severance Agreement through June 17, 2004 and to provide for a payment to Ms. Williams of an amount approximately equal to six months of her annual salary upon her voluntary termination of employment.

      On June 17, 2002, Harken entered into a Severance Agreement with Elmer A. Johnston, which was negotiated and approved by the Compensation Committee. This Severance Agreement provides that in the event Mr. Johnston is involuntarily terminated by Harken during the term of the Severance Agreement, Harken will pay Mr. Johnston, in addition to any other payments owing to Mr. Johnston, an amount equal to nine months' salary (which salary shall be deemed to be the greater of Mr. Johnston's salary at the time of involuntary termination or his salary as of June 17, 2002). In April 2003, Harken agreed to extend the term of this Severance Agreement through June 17, 2004 and to provide for a payment to Mr. Johnston of an amount approximately equal to six months of his annual salary upon his voluntary termination of employment.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 2003, Dr. J. William Petty and Messrs. Ameen and Smith were members of Harken's Compensation Committee and participated in all deliberations concerning executive compensation. No executive officer of Harken served as a member of the Compensation Committee during 2003. As described above under "Certain Relationships and Related Transactions," on October 21, 1997, Harken loaned Stephen C. Voss, a director of Harken, $80,000 at an interest rate of 7% per annum. In December 2003, Harken agreed to forgive repayment of the $80,000 loan effective as of January 2004. The outstanding principal balance of such loan was $80,000, and such loan was payable on demand.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires Harken's directors and executive officers, and any persons who own more than ten percent of a registered class of Harken's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Harken. Directors, executive officers and greater than ten percent stockholders are required by Securities and Exchange Commission regulations to furnish Harken with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms and written representations from certain reporting persons, Harken believes that all filing requirements applicable to its directors and executive officers have been complied with during 2003.

                          REPORT OF THE AUDIT COMMITTEE

      The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Harken filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Harken specifically incorporates this Report by reference therein.

                                  March 9, 2004

To the Board of Directors of Harken Energy Corporation:

      The Audit Committee of the Board of Directors, which is composed of three independent non-employee directors, reviews and discusses Harken's audited financial statements with Harken's auditors and management. Each such member of the Audit Committee is independent within the meaning of the rules of the American Stock Exchange. During 2002, the Audit Committee adopted a charter, which was approved by the full Board on February 28, 2003.

      The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under its charter. The Audit Committee has reviewed and discussed with management Harken's audited financial statements as of and for the year ended December 31, 2003. It has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

      We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

      Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in Harken's Annual Report on Form 10-K for the year ended December 31, 2003.

                                          By: Dr. J. William Petty,
                                              Michael M. Ameen Jr.
                                              H.A. Smith

          BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee of the Board of Directors develops and oversees Harken's compensation strategy for all employees, including executive officers. For executive officers, the Compensation Committee evaluates performance to determine compensation policies, reviews specific levels of compensation and considers the recommendations of the chief executive officer. The compensation strategy is implemented through policies designed to support the achievement of Harken's business objectives and the enhancement of stockholder value. The Compensation Committee reviews the annual compensation package on an ongoing basis throughout the year. Harken's compensation policies and programs are designed to align the annual compensation with the annual and long-term performance of Harken and to maintain a significant portion of that total compensation at risk, tied primarily to the creation of stockholder value. On November 18, 2003, the Compensation Committee adopted this Report on Executive Compensation.

      The Compensation Committee annually reviews and sets the base salary of the Chief Executive Officer (the "CEO"). In establishing annual compensation for the CEO, the Compensation Committee takes into consideration many factors in making a determination of aggregate compensation. In adopting this Report, the Compensation Committee took into account for 2003 the following factors: (i) the financial results of Harken during the prior year; (ii) the performance of the Common Stock in the public market; (iii) compensation of chief executive officers employed by companies comparable to Harken; (iv) the achievements of management in completing significant projects during the year; (v) Harken's performance during the past year as compared to its peer companies in the oil and gas industry; (vi) the impact that the dramatic fluctuations in the prices of crude oil and natural gas have had on Harken during 2003; (vii) Harken's successful restructuring efforts and (viii) management's dedication and commitment in support of Harken. The Compensation Committee exercised its judgment based upon the above criteria and did not apply a specific formula or assign a weight to each factor considered.

      In setting the CEO's compensation for 2003, the Compensation Committee took note of the fact that Harken achieved success in 2003 toward implementing its overall business strategy and accomplishing goals that had been set by the Board. Harken completed a comprehensive restructuring plan that eliminated most of Harken's outstanding debt obligations and allowed Harken to shift its focus to growing revenues, cash flow and earnings.

FEDERAL INCOME TAX CONSIDERATIONS

      In 1993, the Internal Revenue Code was amended to place a $1.0 million cap on the deductibility on compensation paid to individual executives of publicly held corporations. The Board took this into account, however, upon review of the available regulations and interpretations, decided that it would not make the deductibility of Harken's compensation for federal income tax purposes a criterion to be used in establishing compensation of the named executives during the present review cycle. The Board took into consideration the belief that the current compensation levels of the CEO would not be subject to the cap. The Board continues to recognize that compensation should meet standards of reasonableness and necessity, which have been part of the Internal Revenue Code for many years.

                                          By: Dr. J. William Petty,
                                              Michael M. Ameen Jr.
                                              H. A. Smith

                         PERFORMANCE OF THE COMMON STOCK

      The following performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy
Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Harken specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

      The graph below compares the cumulative total stockholder return on the Common Stock for the last five fiscal years with the cumulative total return on the S&P 500 Index and the Dow Jones Secondary Oils Stock Index over the same period (assuming the investment of $100 in the Common Stock, the S&P 500 Index and the Dow Jones Secondary Oils Stock Index on December 31, 1999 and reinvestment of all dividends).

                      COMPARISON OF CUMULATIVE TOTAL RETURN
             ASSUMES INITIAL INVESTMENT OF $100 ON DECEMBER 31, 1998

                                 [INSERT GRAPH]

------------------------------------------------------------------------------------------------
                                             1999      2000      2001        2002        2003
------------------------------------------------------------------------------------------------
Harken Energy Corp.                        $ 40.63   $ 16.88    $ 6.15      $ 1.10      $ 5.85
------------------------------------------------------------------------------------------------
S&P 500 Index                              $121.04   $110.02    $96.95      $75.52      $97.18
------------------------------------------------------------------------------------------------
Dow  Jones  Secondary  Oils Stock Index    $115.40   $184.32   $169.21     $172.89     $226.58
------------------------------------------------------------------------------------------------

                                  PROPOSAL ONE

                               TO ELECT DIRECTORS

      Harken's Board of Directors is composed of five directors. If the stockholders approve Proposal One, directors will be elected annually to serve until the next annual meeting of stockholders, or until their successors are elected and have been qualified.

VOTE REQUIRED FOR ELECTION OF DIRECTORS

      To be elected as a director, each nominee must receive the affirmative vote of a plurality of the votes duly cast at the Annual Meeting. Abstentions and broker non-votes will have no effect on the election of nominees to the Board of Directors. Lyford has advised Harken that it intends to vote all of its shares for the five nominees named below.

NOMINEES FOR DIRECTORS

      Information about the nominees for election as directors appears below:

           NAME, AGE AND BUSINESS EXPERIENCE                  DIRECTOR SINCE
--------------------------------------------------------     ----------------
MICHAEL M. AMEEN, JR. (Age 79), Independent  Consultant         1994
on Middle East Affairs  since 1991.  From 1989 to 1999,
Mr.  Ameen served as a part time  consultant  to Harken
with  regard to Middle  Eastern  exploration  projects.
Mr.  Ameen  has   previously   served  as  Director  of
American  Near  East  Refugee  Aid;  past  director  of
Amideast; past director of Middle East Institute;  past
director of International  College in Beirut,  Lebanon;
past  vice   president  of  government   relations  and
director   of   Washington   office  of  Aramco;   past
president    of   Mobil    Middle   East    Development
Corporation;  and  Member,  Energy  Intelligence  Group
International Advisory Board.

           NAME, AGE AND BUSINESS EXPERIENCE                  DIRECTOR SINCE
--------------------------------------------------------     ----------------
MIKEL D. FAULKNER (Age 54), Chief Executive  Officer of         1982
Harken  since  1982.  From  1991  to  March  2003,  Mr.
Faulkner  served  as  Chairman  of the  Board of Harken
and, from 1982 to February  1993, Mr.  Faulkner  served
as President  of Harken.  Effective  May 31, 2001,  Mr.
Faulkner   also   became   Chairman  of  the  Board  of
Directors of Harken's subsidiary, Global.

DR. J.  WILLIAM  PETTY (Age 61),  Professor  of Finance         2000
and the W.W. Caruth Chairholder of  Entrepreneurship at
Baylor  University  since 1990.  From  December 1979 to
1990,  Dr. Petty served as dean of the Business  School
at Abilene  Christian  University.  Dr.  Petty has also
served as a subject  matter expert on a  best-practices
study by the American  Productivity  and Quality Center
on the topic of shareholder  value based management and
has  served  on a  research  team  for  the  Australian
Department  of  Industry  to study the  feasibility  of
establishing  a public  equity  market  for  small  and
medium-sized enterprises in Australia.

ALAN  G.  QUASHA  (Age  54),   President   of  Quadrant         2003
Management,  Inc.,  an investment  management  company,
since  1988.  Mr.  Quasha has served as Chairman of the
Board of Harken  since  March 31,  2003 and  previously
served as  Chairman  of the  Board of Harken  from June
1983 to  February  1991.  Mr.  Quasha  has  served as a
director of Compagnie  Financiere Richemont SA, a Swiss
luxury goods company,  since its formation in 1988, and
American   Express  Funds,   the  mutual  fund  arm  of
American  Express  Company,  since May 2002. From April
1994  to  April  1997  served  as  a  governor  of  the
American Stock Exchange.

H.A. SMITH (Age 65),  Consultant to Smith International         1997
Inc.,  an oil field service  company,  since June 1991.
Previously,     Mr.     Smith     served     as    vice
president-customer  relations for Smith  International,
Inc.  Mr.  Smith has  served as a  director  of Brigham
Exploration   Company,   an  independent  oil  and  gas
exploration and production company, since 2002.


      Each of the nominees named above was recommended by the Nominating Committee for election to the Board by the stockholders. Although all nominees named above have indicated their willingness to serve if elected, if at the time of the Annual Meeting any nominee is unable or unwilling to serve, shares represented by properly executed proxies will be voted at the discretion of the persons named in those proxies for such other person as the Board may designate.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED ABOVE TO THE BOARD OF DIRECTORS.

                                  PROPOSAL TWO

                  TO INCREASE AUTHORIZED SHARES OF COMMON STOCK
                   TO THREE HUNDRED TWENTY-FIVE MILLION SHARES

      The Board of Directors has adopted resolutions, subject to stockholder approval, to amend Harken's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 275,000,000 to 325,000,000 shares. As explained below, the Board of Directors believes that Harken requires an additional 50,000,000 authorized shares to provide it with flexibility to use the value in the stock to Harken's advantage. Each share of newly authorized Common Stock will have the same rights and privileges as each share of existing Common Stock. Adoption of the proposed amendment and issuance of additional shares of Common Stock will not affect the rights of the holders of Common Stock, except for effects incidental to increasing the number of shares of Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. The amendment will not affect the number of shares of preferred stock authorized for issuance.

      At the 2003 Annual Meeting of Stockholders, Harken's stockholders approved an amendment to Harken's Certificate of Incorporation to increase the number of shares authorized for issuance from 225,000,000 shares to 275,000,000 shares. At the time that Harken mailed the proxy statement for the 2003 Annual Meeting to Stockholders, it had no intention to issue any of the 50,000,000 additional shares and had not entered into any agreements, arrangements or plans that would obligate it to issue any of the 50,000,000 additional shares. However, as Harken indicated in the proxy statement for the 2003 Annual Meeting, Harken sought an increase in the number of shares authorized for issuance so that it could take prompt advantage of market and other conditions in connection with possible financings, to discharge corporate obligations in stock and for other corporate purposes. As a result, since February 17, 2004, the date of the 2003 Annual Meeting, Harken has issued approximately 372,000 shares of Common Stock as dividend payments, 3,600,000 shares of Common Stock in a private placement offering and approximately 4,200,000 shares of Common Stock to preferred stockholders that elected to exercise conversion rights. Harken has also reserved approximately 255,300,000 shares of Common Stock for issuance in connection with its outstanding 4.25% Senior Convertible Notes and the issuance of shares of convertible preferred stock that are convertible into shares of Common Stock and warrants to purchase Common Stock.

      As of May 24, 2004, 201,779,187 shares of Common Stock were issued and outstanding. An additional 25,314,515 shares of Common Stock were reserved for future issuance, including issuance in connection with conversion of Harken's convertible preferred shares, warrants, and outstanding 4.25% Senior Convertible Notes, which were issued in December 2003 and mature on December 14, 2006. As a result, Harken has already reserved for issuance some of the 50,000,000 shares approved for issuance at the 2003 Annual Meeting. Although Harken has no specific intention to issue any of the 50,000,000 additional shares for which it is seeking approval at the 2004 Annual Meeting, and has not entered into any agreements, arrangements or plans that would obligate it to issue any of the 50,000,000 additional shares, Harken plans to continue to take advantage of market and other conditions in a timely manner.

REASONS FOR APPROVING THE INCREASE IN AUTHORIZED SHARES

      Harken's Board of Directors is seeking stockholder approval to increase the number of authorized shares of Common Stock to 325,000,000 because it has determined that having available for issuance 47,906,298 shares of Common Stock does not give it sufficient flexibility to use the value in the stock to Harken's advantage. The Board of Directors believes that availability of additional authorized shares will allow Harken to take prompt advantage of market and other conditions in a timely manner in connection with possible financings or acquisitions, to discharge corporate obligations with stock rather than cash and to issue Common Stock for other proper corporate purposes when such action is deemed advisable or desirable by the Board of Directors. The Board of Directors also believes that the availability of additional shares of Common Stock for these purposes without delay or the necessity of a meeting of stockholders (except as may be required by applicable law or regulatory authority or by the rules of any stock exchange on which Harken's securities may then be listed) will be beneficial to Harken by providing it with the flexibility required to consider and respond to future business opportunities and financial needs as they arise.

      There may be circumstances in which Harken will be required to obtain the approval of its stockholders before Harken can issue any authorized shares. For example, under the current rules of the American Stock Exchange, the exchange on which Harken's shares currently are traded, newly issued shares cannot be listed for trading on the Exchange without the consent of the stockholders, if, for example, the shares to be issued will be 20% or more of the outstanding shares and the price at which the shares would be issued will be less than Harken's per share book value or market value, whichever is greater. Similarly, stockholder approval would be required for shares to be issued as sole or partial consideration for the stock or assets of another company if the shares to be issued in the acquisition would be 5% or more of Harken's outstanding shares and if any director, officer or substantial stockholder of Harken had a 5% or greater interest (or if all directors, officers and substantial stockholders of Harken have a 10% or greater interest) in the company or assets to be acquired and, in any case, if the shares to be issued in the acquisition would be 20% or more of Harken's outstanding shares.

      To increase the number of authorized shares of Common Stock, Harken will need to amend the first paragraph of Article Four of its Certificate of Incorporation to increase the number of authorized shares of Common Stock. Currently, Harken's Certificate of Incorporation provides for the issuance of up to 275,000,000 shares of Common Stock. The Board of Directors unanimously adopted a resolution proposing and declaring advisable that Article Four of Harken's Certificate of Incorporation be amended in order to increase the number of authorized shares of Common Stock to 325,000,000 shares and recommending to the stockholders of Harken the adoption of the proposed amendment. The text of this amended first paragraph of Article Four would thus read as follows:

                "The aggregate number of shares which the Corporation shall have the authority to issue is three hundred thirty-five million (335,000,000), of which three hundred twenty-five million (325,000,000) shall be designated as Common Stock of the par value of One Cent ($.01) per share and ten million (10,000,000) shall be designated as Preferred Stock of the par value of One Dollar ($1.00) per share."

      If this proposal is approved by the stockholders, it will become effective upon the filing of an amendment to the Certificate of Incorporation with the Secretary of State of the state of Delaware.

      To the extent that shares of Common Stock are authorized but not issued in connection with the above transactions, such shares will be available for issuance by Harken in the future. Stockholder approval will not be required for any such future issuance, except as may be required by applicable law or regulatory authorities or by the rules of any stock exchange on which Harken's securities may then be listed.

      THE BOARD OF DIRECTORS HAS UNANIMOUSLY ADOPTED A RESOLUTION SEEKING STOCKHOLDER APPROVAL OF, AND RECOMMENDS A VOTE FOR, THE INCREASE IN AUTHORIZED SHARES OF COMMON STOCK.

VOTE REQUIRED

      The proposal to increase the number of authorized shares of Common Stock requires the affirmative vote of a majority of the outstanding voting stock. Abstentions and broker non-votes will have the same effect as votes against this proposal. As of May 24, 2004, Lyford is the beneficial owner of 61,430,513 shares of Common Stock, representing 30.44% of the Common Stock. Lyford has advised Harken that it intends to vote all of its shares for the proposal to increase the number of authorized shares of Common Stock.

                         INDEPENDENT PUBLIC ACCOUNTANTS

      BDO Seidman LLP ("BDO Seidman") served as Harken's independent accountants for the year ended December 31, 2003. Ernst & Young LLP ("Ernst & Young") served as Harken's independent public accountants for the year ended December 31, 2002. The following table presents fees billed to the Company by BDO Seidman and Ernst & Young for the years ended December 31, 2003, and Ernst & Young for the year ended December 31, 2002:

===============================================================================
                                         2003                    2002(1)

===============================================================================
                             BDO Seidman      Ernst & Young      Ernst & Young
===============================================================================
AUDIT FEES                      $259,000           $528,000           $535,000
===============================================================================
AUDIT RELATED FEES                12,000                 --            321,000
===============================================================================
TAX FEES                              --             56,000             66,000
===============================================================================
ALL OTHER FEES                        --                 --                 --
===============================================================================

(1) Prior year numbers have been conformed to current year presentation.

Audit Fees include fees billed for the audit of the consolidated financial statements, quarterly reviews of unaudited financial statements and services related to registration statements filed with the SEC.

Audit Related Fees include fees billed for assistance regarding the application of accounting principles and the 2002 listing of the common stock of Global on the AIM Exchange.

Tax Fees include fees billed for tax return preparation and consultation on tax matters for Harken and its subsidiaries.

      The Audit Committee or a designated member thereof, pre-approves audit and non-audit services rendered by its independent auditors to Harken and its subsidiaries. If pre-approval authority is delegated, the delegate must report back to the Audit Committee at the first Audit Committee meeting following any approval.

      During 2003, the Audit Committee reviewed the non-audit services provided to Harken by Ernst & Young and concluded that such services were compatible with the maintenance of that firm's independence in the conduct of its auditing functions for Harken.

      On June 19, 2003, the Audit Committee voted to dismiss Ernst & Young LLP as the Company's independent accountants, effective immediately, and to engage the services of BDO Seidman LLP ("BDO Seidman") to serve as the Company's independent public accountants for the 2003 fiscal year. Ernst & Young's reports on the Company's consolidated financial statements for each of the years ended December 31, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2002 and 2001 and through June 19, 2003, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the subject matter of the disagreement(s) in connection with its reports covering such periods. During the fiscal years ended December 31, 2002 and 2001 and through June 19, 2003, there were no "reportable events" (as defined in paragraphs (a) (1) (v) (A) - (D) of Item 304 of Regulation S-K of the Securities Act of 1933, as amended ) requiring disclosure pursuant to Item 304 (a) (1) (v) of Regulation S-K.

      Effective  June  24,  2003,  the  Company   engaged  BDO  Seidman  as  its
independent accountants. During the two years ended December 31, 2001 and December 31, 2002 and through June 24, 2003, neither the Company nor anyone on its behalf consulted BDO Seidman regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, nor has BDO Seidman provided to the Company a written report or oral advice regarding such principles or audit opinion. The Company requested, and Ernst & Young furnished the Company with, a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from Ernst & Young dated June 25, 2003 was filed as Exhibit 16.1 to the Company's Current Report on Form 8-K filed with the SEC on June 25, 2003 and is incorporated in this proxy statement by this reference.

      Representatives of Ernst & Young are not expected to be present at the Annual Meeting, will not make a statement and are not expected to be available to respond to questions. Representatives of BDO Seidman are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                   ANNUAL MEETING ADVANCE NOTICE REQUIREMENTS

STOCKHOLDER PROPOSALS

      Harken's bylaws provide that stockholder proposals and director nominations by stockholders may be made in compliance with certain advance notice, informational and other applicable requirements. With respect to stockholder proposals (concerning matters other than the nomination of directors), the individual submitting the proposal must file a written notice with the Secretary of Harken at 180 State Street, Suite 200, Southlake, TX 76092 setting forth certain information, including the following:

      o a brief description of the business desired to be bought before the meeting and the reasons for conducting that business at the meeting;

      o     the name and address of the proposing stockholder;

      o the number of shares of Common Stock beneficially owned by the proposing stockholder; and

      o     any material interest of the proposing stockholder in such business.

The notice must be delivered to the Secretary (a) at least 60, but no more than 90, days before any scheduled meeting or (b) if less than 70 days' notice or prior public disclosure of the meeting is given, by the close of business on the 10th day following the giving of notice or the date public disclosure was made, whichever is earlier.

BOARD NOMINATIONS

      A stockholder may recommend a nominee to become a director of Harken by giving the Secretary of Harken (at the address set forth above) a written notice setting forth the following information concerning each person the stockholder proposes to nominate:

      o     the name, age, business address and residence of the person;

      o     the principal occupation or employment of the person;

      o the number of shares of Common Stock beneficially owned by the person; and

      o any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the rules of the SEC.

      The stockholder's notice must also contain the following information concerning the proposing stockholder:

      o     the name and record address of the proposing stockholder; and

      o the number of shares of Common Stock beneficially owned by the proposing stockholder.

Such nominations must be made pursuant to the same advance notice requirements, including deadlines for receipt, for stockholder proposals set forth above. In addition, any such recommendation must be accompanied by a written statement from the individual of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director.

GENERAL INFORMATION

      Harken's annual meetings are held each year at a time and place designated by Harken's Board of Directors in the notice of the meeting. Copies of Harken's bylaws are available upon written request made to the Secretary of Harken at the above address. The requirements described above do not supersede the requirements or conditions established by the SEC for stockholder proposals to be included in Harken's proxy materials for a meeting of stockholders. The chairman of the meeting may refuse to bring before a meeting any business not brought in compliance with applicable law and Harken's bylaws.

                     STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

      Under the SEC's proxy rules, stockholder proposals that meet certain conditions may be included in Harken's proxy statement and form of proxy for a particular annual meeting. Stockholders that intend to present a proposal at Harken's 2005 Annual Meeting of Stockholders must send the proposal to Harken so that it is received at Harken's principal executive offices no later than ______________ to be considered for inclusion in the proxy statement and form of proxy related to the 2005 Annual Meeting of Stockholders. Stockholders that have an intention to present a proposal that will not be included in the proxy statement and the form of proxy must give notice to Harken by the deadline set forth under "Annual Meeting Advance Notice Requirements - Stockholder Proposals" above. Any and all such proposals and notices should be sent to the attention of the Secretary of Harken. Any and all such proposals must comply with applicable Securities and Exchange Commission regulations in order to be included in Harken's proxy materials or to be presented at the Annual Meeting.

                         FINANCIAL AND OTHER INFORMATION

      The financial statements of Harken have been included as part of the Annual Report of Harken enclosed with this Proxy Statement. The financial statements and notes thereto and supplementary data, as well Management's
Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosures About Market Risk, and Changes In and Disagreements with Accountants on Accounting and Financial Disclosure, from the Form 10-K for the year ended December 31, 2003 are incorporated by reference.

      Harken will provide to each person  solicited,  without  charge except for exhibits, upon request in writing, additional copies of the financial statements, as well as financial statements for prior years and Harken's Annual Report on Form 10-K. Requests should be directed to the Secretary of Harken Energy Corporation, 180 State Street, Suite 200, Southlake, Texas 76092, (817) 424-2424. Financial statements are also on file with the Securities and Exchange Commission, Washington, D.C. 20549.

                                    By Order of the Board of Directors

                                    Elmer A. Johnston
                                    Secretary

Southlake, Texas

_______________, 2004

[HARKEN LOGO]                           VOTE BY INTERNET - WWW._________.COM Use
Harken Energy Corporation               the  Internet  to  transmit  your voting
180 State Street, Suite 200             instructions and for electronic delivery
Southlake, Texas 76092                  of   information   up  until   11:59p.m.
                                        Eastern Time on June 22, 2004. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

                                        VOTE BY PHONE -1-___-___-____ Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 22, 2004. Have your proxy card in hand when you call and then follow the instructions.

                                        VOTE BY MAIL

                                        Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Harken Energy Corporation, c/o _______________.

TO VOTE, MARK BLOCKS BELOW IN
BLUE OR BLACK INK AS FOLLOWS:                 KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


HARKEN ENERGY CORPORATION

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS.

PROPOSAL ONE: To elect five directors to serve until the next annual meeting of stockholders, or until their successors are duly elected and qualified.


Nominees:     01)  Michael M. Ameen, Jr.           For All          Withhold All         For All Except
              02) Mikel D. Faulkner                  |_|                |_|                    |_|
              03) Dr. J. William Petty
              04) Alan G. Quasha                   To withhold authority to vote, mark "For All Except"
              05)  H.A. Smith                      and write the nominee(s) number on the line below.
                                                   --------------------------------------------------

PROPOSAL TWO: To approve an amendment to Harken's  Certificate of  Incorporation to increase  the number of shares of Harken's  Common  Stock,  par value  $0.01, authorized for issuance.
                     For                 Against                  Abstain
                     |_|                  |_|                       |_|

HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.
                                             Yes  |_|      No  |_|

--------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]            Date

                                         NOTE:   PLEASE  SIGN  EXACTLY  AS  NAME
                                         APPEARS  HEREON.  JOINT  OWNERS  SHOULD
                                         EACH SIGN.  WHEN  SIGNING AS  ATTORNEY,
                                         EXECUTOR,  ADMINISTRATOR,   TRUSTEE  OR
                                         GUARDIAN,  PLEASE  GIVE  FULL  TITLE AS
                                         SUCH.


                                         ---------------------------------------
                                         Signature [Joint Owners]           Date

                            HARKEN ENERGY CORPORATION
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
         FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 23, 2004

      The undersigned hereby (1) acknowledges receipt of the Notice of Annual Meeting of Stockholders of Harken Energy Corporation ("Harken") to be held June 23, 2004, and (2) constitutes and appoints Elmer Johnston and Jorge Delgado, and each of them, attorneys and proxies of the undersigned, with full power of substitution to each, for and in the name, place, and stead of the undersigned, to vote, and to act in accordance with the instructions set forth on the reverse side, with respect to all of the shares of Common Stock of Harken standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act at that meeting and at any meetings to which that meeting is adjourned. In their discretion, the proxies may vote upon such other matters as may properly come before the meeting.

      You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. This Proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. Your shares cannot be voted unless you sign and return this card.